COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2013
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

17.    COMMITMENTS AND CONTINGENCIES

a)    Capital commitments

As of December 31, 2013, the Company’s commitments to purchase property, plant and equipment and prepaid land use right associated with the expansion of the Company’s solar module and downstream project business is approximately $93 million.

b)    Materials purchase commitments

In order to better manage the Company’s unit costs and to secure adequate and timely supply of polysilicon and wafer materials, the Company entered into a number of multi-year supply agreements with periods from 2008 through 2020 for quantities that are expected to meet the Company’s anticipated production needs. Pursuant to the original terms of these agreements, the Company was required to purchase fixed or minimum quantities of polysilicon and wafer at fixed prices.  During 2012, the Company renegotiated and revised the pricing terms of the supply agreements with certain suppliers.  Under the terms of the revised supply agreements, the Company commits to purchase the minimum quantities at the prevailing market prices at the time of the purchase during 2014 to 2020 as follows:

	Wafer	Polysilicon
Year ending December 31	(Piece in Million)	(Metric Ton)
2014	300	3,250
2015	625	3,960
2016	625	2,650
2017	625	2,650
2018	625	2,650
Thereafter	1,250	5,300
Total	4,050	20,460

The Company also renegotiated with a supplier during 2012 on the pricing terms of take-or-pay contracts for the remaining procurement periods from 2014 to 2018. Pursuant to the revised contract terms, the Company is obligated to purchase fixed quantities of polysilicon materials at a range of price subject to negotiation. To the extent that the Company fails to take delivery of the polysilicon materials based on the revised term for three consecutive months, the revised pricing terms are nullified, and the take-or-pay contracts will then be subject to the original fixed price terms. As of December 31, 2013, the amount of the fixed and determinable portion of the obligation with respect to these contracts based on the minimum price of the range is as follows:

Year ending December 31	$million
2014	42.0
2015	41.0
2016	34.4
2017	32.8
2018	32.0
Total	182.2

The Company’s total purchase under the above take-or-pay contracts was $35.8 million and $47.2 million, respectively, in 2012 and 2013.

The Company has made advances to suppliers where the Company has committed to purchase minimum quantities under some of the supply agreements. The Company does not require collateral or other security against its advances to related or third party suppliers. As a result, the Company’s claims for such prepayments would rank only as an unsecured claim, which exposes the Company to the credit risks of the suppliers. Also, the Company may not be able to recover all unutilized advances to suppliers if the Company does not purchase the minimum quantities or is unable to negotiate or renegotiate acceptable quantities, prices and delivery terms with these suppliers.

c)    Operating lease commitments

The Company had operating lease agreements principally for its office properties in the PRC, Europe and the US. The Company’s lease expense was $5,048,984, $4,935,635 and $4,166,690 for the years ended December 31, 2011, 2012 and 2013, respectively.

Future minimum lease payments are as follows:

Year ending December 31	$
2014	1,674,826
2015	1,336,125
2016	699,333
2017	—
2018	—
Thereafter	—
Total	3,710,284

d)    Contingencies

In 2011, solar panel manufacturing companies in the United States filed antidumping and countervailing duty petitions with the U.S. government, which resulted in the institution of antidumping and countervailing duty investigations relating to imports into the United States of crystalline silicon photovoltaic (“CSPV”) cells, whether or not assembled into modules, from China.  In December 2012, following completion of those investigations and an affirmative injury determination by the U.S. International Trade Commission (the “Commission”) in November 2012, the U.S. Department of Commerce (the “Commerce”) issued antidumping and countervailing duty orders on imports from China into the United States of merchandise covered by the investigation, including Trina Solar’s imports.  The orders require an effective net cash deposit rate of 23.75%.  The actual duty rates at which entries of covered merchandise will be finally assessed may differ from the announced deposit rates because they are subject to completion of ongoing administrative reviews of the antidumping and countervailing duty orders.  The Company expects the first administrative reviews to be completed by early 2015. In February 2013, the Company, along with other parties, including the U.S. companies that petitioned for the investigations, filed appeals with the U.S. Court of International Trade challenging various aspects of Commerce’s findings.  Final decisions on those appeals are expected in late 2014. The Company may not be successful in its appeals, in which case the scope of the antidumping and countervailing duty orders could remain or be expanded.

Also, on December 31, 2013, SolarWorld, a U.S. producer of solar cells and panels, filed petitions with the U.S. government resulting in the institution of new antidumping and countervailing duty investigations.  The petitions accuse Chinese producers of certain CSPV cells and modules of dumping their products in the United States and receiving countervailable subsidies from the Chinese government. This trade action also accuses Taiwanese producers of certain CSPV cells and modules of dumping their products in the United States.  According to SolarWorld, the new trade action is intended to close a loophole in the scope of the existing antidumping and countervailing duty orders.  In that regard, under the new petitions, solar cells produced in any country, using Chinese ingots or wafers where manufacturing begins in China and is finished in another country, and incorporated into Chinese-made modules will be subject to antidumping and countervailing duties.  If it is determined that the Company exports merchandise covered by the new trade action to the United States and antidumping or countervailing duties are imposed on such merchandise, it could adversely affect the Company’s export sales to the United States.  The Commission issued preliminary affirmative injury determinations in February 2014.  Preliminary determinations in the new trade action by Commerce are expected to be issued in the middle of 2014, with final determinations to be issued by the Commission and Commerce in late 2014 or early 2015.

On September 6, 2012 and November 8, 2012, the European Commission announced the initiation of antidumping and anti-subsidy investigations, respectively, concerning imports into the European Union of CSPV modules and key components (i.e., cells and wafers) originating in China.  On December 5, 2013, the Council of the European Union announced its final decision imposing antidumping and anti-subsidy duties on imports of CSPV cells and modules originating in or consigned from China. An average duty of 47.7%, consisting of both antidumping and anti-subsidy duties, are applicable for a period of two years beginning on December 6, 2013 to imports from Chinese solar panel exporters who, like the Company, cooperated with the European Commission’s investigations. However, on the same day, the European Commission accepted a price undertaking by Chinese export producers in connection with the antidumping and anti-subsidy proceedings.  As a result, imports from Chinese solar panel exporters that are made pursuant to the price undertaking are exempt from the final antidumping and anti-subsidy duties imposed by the European Union.  The Company intends to comply with the minimum price and annual level set in the undertaking so that its imported products will be exempt from the antidumping and anti-subsidy duties imposed by the European Commission. However, if the Company is found by competent authorities not to be in compliance at any time with the price undertaking, these duties would be applied on its imports into the European markets and could materially and adversely affect its affiliated European Union import operations and increase its cost of selling into the region.

On October 11, 2012, the trustee of Solyndra LLC, a manufacturer of solar panels based in California, filed a lawsuit against the Company, including its subsidiary Trina Solar (U.S.), Inc., and other Chinese manufacturers of photovoltaic solar panels in the U.S. District Court in California.  The plaintiff has asserted antitrust and related state-law claims against the defendants in this lawsuit.  The plaintiff’s complaint alleges that defendants have violated Section 1 of the Sherman Antitrust Act by conspiring among each other and with additional co-conspirators to fix prices of solar panels by dumping products in the United States and to destroy fair competition in the U.S. market.  The plaintiff similarly alleges conspiracy to fix prices and predatory pricing under California’s Cartwright Act and Unfair Practices Act.  In addition, the plaintiff has brought state-law claims of tortious interference with existing agreements and tortious interference with prospective economicdvantage, alleging that the defendants interfered with Solyndra’s existing agreements with its customers by selling their products to Solyndra’s customers at below-cost prices.  The defendants filed a motion to dismiss the complaint in its entirety on March 8, 2013.  The motion to dismiss is fully briefed and awaiting decision.  The case is in its early stages and the Company intends to vigorously defend this action. At this early stage, it is difficult to fully evaluate the claims and determine the likelihood of an unfavorable outcome or provide an estimate of the amount of any potential loss.

On October 4, 2013, the liquidating trustee for Energy Conversion Devices filed an antitrust and unfair trade practice lawsuit against Trina Solar and other China-based solar manufacturers in the U.S. District Court for the Eastern District of Michigan.  The complaint is substantially similar to the complaint filed by Solyndra’s liquidating trustee against the same defendants a year earlier in the Northern District of California.  The plaintiff’s complaint alleges that defendants have violated Section 1 of the Sherman Antitrust Act by conspiring among each other and with additional co-conspirators to fix prices of solar panels by dumping products in the United States and to destroy fair competition in the U.S. market.  The plaintiff similarly alleges conspiracy to fix prices and predatory pricing under Michigan’s Antitrust Reform Act.  The defendants have not yet filed an answer or responsive pleading. The case is in its early stages and the Company intends to vigorously defend this action. Because the lawsuit was recently filed, it is difficult at this time to fully evaluate the claims and determine the likelihood of an unfavorable outcome or provide an estimate of the amount of any potential loss.